UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2017

PennyMac Mortgage Investment Trust

 (Exact name of registrant as specified in its charter)

Maryland	001-34416	27-0186273
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224‑7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

PennyMac Mortgage Investment Trust (the “Company”) is filing this Current Report on Form 8-K to retrospectively adjust certain prior period amounts to conform with the segment reporting changes included in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2017 (the “Form 10-Q”) filed on May 9, 2017.  As disclosed in the Form 10-Q, the Company enhanced its segment reporting structure as part of a continuing development of its internal management reporting. Accordingly, the Company now operates in four segments: correspondent production, credit sensitive strategies, interest rate sensitive strategies and corporate.

As a result of the new reporting used by the chief operating decision maker in light of the Company’s more diversified investment activities, management has focused its broadened investment base on two classes of investments: credit sensitive and interest rate sensitive mortgage related assets. As this focus has developed, management’s reporting on and management of the Company’s investments has also developed along these lines. Accordingly, management re-evaluated this new information in relation to its definition of its operating segments and the Company has redefined its segment reporting to separately distinguish its investment activities between credit sensitive and interest rate sensitive investments along with its correspondent production and certain corporate activities.

The rules of the SEC require that when a registrant prepares, on or after the date a registrant reports an accounting change such as the change noted above, a new registration, proxy or information statement (or amends a previously filed registration, proxy, or information statement) that includes or incorporates by reference financial statements, the registrant must retrospectively adjust the prior period financial statements included or incorporated by reference in the registration, proxy or information statement to reflect the accounting change. Accordingly, the Company is filing this Form 8-K, in part, to retrospectively adjust the segment information included in the consolidated financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016. These updates have no effect on the Company’s previously reported results of operations, financial position or cash flows. All other information in the Form 10-K remains unchanged and has not been otherwise updated for events occurring after December 31, 2016. The retrospectively adjusted information of Items contained in the Company’s 2016 Form 10-K is presented in Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K updates and supersedes the original filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (the “Form 10-K”), as described in Item 9.01.  All updates to the Company’s Form 10-K relate solely to the presentation of segment-specific disclosure on a basis consistent with the current segment reporting structure.  The information in this Current Report on Form 8-K should be read in conjunction with the Company’s Form 10-K, which was filed with the Securities and Exchange Commission on February 28, 2017.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.
99.1	Updates, where applicable, to Part I — Item 1. Business to conform to our new segment reporting structure (excluding those sections which were not affected by the new segment reporting structure).
99.2

Updates, where applicable, to Part II — Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations to conform to our new segment reporting structure (excluding those sections which were not affected by the new segment reporting structure).

99.3

Updated Part II — Item 8. Financial Statements and Supplementary Data (including information incorporated therein by reference from Part IV) to conform to our new segment reporting structure (including revisions to Note 1 and Note 31) (excluding the Exhibit List in Item 15 of Part IV which was not affected by the new segment reporting structure).

101**

Interactive Data Files Pursuant to Rule 405 of Regulation S-T: (i) the Consolidated Balance Sheets as of December 31, 2016 and December 31, 2015, (ii) the Consolidated Statements of Income for the years ended December 31, 2016, 2015 and 2014, (iv) the Consolidated Statements of Cash Flows for the years ended December 31, 2016, 2015 and 2014 and (v) the Notes to the Consolidated Financial Statements.

___________

** Pursuant to Rule 406T of Regulation S-T, the Interactive Data Files on Exhibit 101 hereto are deemed not filed or part of a registration statement or prospectus for purposes of Section 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not otherwise subject to liability under those sections

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC MORTGAGE INVESTMENT TRUST

Dated: June 23, 2017	/s/ Andrew S. Chang
Andrew S. Chang Senior Managing Director and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.
99.1	Updates, where applicable, to Part I — Item 1. Business to conform to our new segment reporting structure (excluding those sections which were not affected by the new segment reporting structure).
99.2

Updates, where applicable, to Part II — Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations to conform to our new segment reporting structure (excluding those sections which were not affected by the new segment reporting structure).

99.3

Updated Part II — Item 8. Financial Statements and Supplementary Data (including information incorporated therein by reference from Part IV) to conform to our new segment reporting structure (including revisions to Note 1 and Note 31) (excluding the Exhibit List in Item 15 of Part IV which was not affected by the new segment reporting structure).

101**

Interactive Data Files Pursuant to Rule 405 of Regulation S-T: (i) the Consolidated Balance Sheets as of December 31, 2016 and December 31, 2015, (ii) the Consolidated Statements of Income for the years ended December 31, 2016, 2015 and 2014, (iv) the Consolidated Statements of Cash Flows for the years ended December 31, 2016, 2015 and 2014 and (v) the Notes to the Consolidated Financial Statements.

___________

** Pursuant to Rule 406T of Regulation S-T, the Interactive Data Files on Exhibit 101 hereto are deemed not filed or part of a registration statement or prospectus for purposes of Section 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not otherwise subject to liability under those sections